UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2017

Syntel, Inc.

(Exact name of registrant as specified in its charter)

Michigan	000-22903	38-2312018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan		48083
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (248) 619-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2017, Syntel, Inc. (the “Company”) entered into a Second Amendment (the “Amendment”) to the credit agreement dated September 12, 2016 (the “Credit Agreement”) with Bank of America, N.A. as administrative agent L/C issuer and swing line lender, and the other lenders party thereto. Capitalized terms used but not defined herein have the meanings ascribed to them in the Amendment or the Credit Agreement, as applicable.

The Amendment modifies the Credit Agreement to allow the Borrower to make additional Restricted Payments in an aggregate amount not to exceed $50,000,000; provided that (i) no Default shall have occurred and is continuing or would immediately result from such Restricted Payment, and (ii) upon giving effect to such Restricted Payment, the Loan Parties would be in compliance with the financial covenants set forth in the Credit Agreement on a Pro Forma Basis. The Amendment contains customary representations and warranties applicable to the Company and the Guarantors.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Credit Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 12, 2016.

Item 2.02. Results of Operations and Financial Condition.

On July 20, 2017, the Company issued a press release announcing results of operations and related financial information for its second quarter ended June 30, 2017. A copy of the press release is attached to this Report as Exhibit 99.1.

Item 8.01. Other Events.

The Company’s July 20, 2017 press release also announced a stock repurchase plan under which the Company may repurchase shares of common stock with a total value not to exceed $60,000,000.00. The stock repurchase plan is effective on July 25, 2017 and is authorized to continue through December 31, 2018. A copy of the press release is attached to this Report as Exhibit 99.1.

The information contained in Items 2.02 and 8.01 of this Current Report, and in Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except if the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

10.1	Second Amendment, dated July 18, 2017, to the Credit Agreement dated September 12, 2016, between the Company and Bank of America, N.A., as administrative agent, L/C issuer and swing line lender and the other lenders party thereto.

99.1	Press Release dated July 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntel, Inc.
(Registrant)

Date July 20, 2017	By	/s/ Daniel M. Moore
Daniel M. Moore, Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment, dated July 18, 2017, to the Credit Agreement dated September 12, 2016, between the Company and Bank of America, N.A., as administrative agent, L/C issuer and swing line lender and the other lenders party thereto.

99.1	Press Release dated July 20, 2017.

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